UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20579

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 22, 2020
(Date of earliest event reported)

LITTELFUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	LFUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Changes

On April 22, 2020, Mr. Michael Rutz notified Littelfuse, Inc. (the "Company") of his voluntary resignation as the Company's Senior Vice President and General Manager, Semiconductor Products, effective May 8, 2020. Mr. Rutz's resignation is not the result of any disagreement with the policies, practices or procedures of the Company.

In connection with Mr. Rutz's resignation, Mr. Deepak Nayar, currently the Company's Senior Vice President and General Manager, Electronics and Industrial Business, will assume increased responsibilities related to the semiconductor products business as the Company's Senior Vice President and General Manager, Electronics Business.

As a result of Mr. Nayar's increased responsibilities, the Board of Directors has approved (i) an increase in Mr. Nayar’s base salary from $367,980 to $425,000, and (ii) an increase in his 2020 annual incentive plan target from 65% to 70% of base salary.

In addition, the Board awarded 3,785 restricted stock units (“RSUs”) to Mr. Deepak Nayar, under the Amended and Restated Littelfuse, Inc. Long-Term Incentive Plan (the “Plan”). The RSUs fully vest after three years and entitle Mr. Nayar to receive one share of common stock per unit upon vesting. The RSUs are subject to the Company's form of restricted stock unit agreement which sets forth the terms and conditions of the award and was previously filed as an exhibit to the Company’s Current Report on Form 8-K filed July 26, 2016.

New Forms of Equity Award Agreements

On April 23, 2020, in connection with equity grants to named executive officers and non-employee directors under the Plan, the Board of Directors of Littelfuse, Inc. approved: (i) a new form of restricted stock unit award agreement for grants of restricted stock units to executive officers (the “RSU Award Agreement”), (ii) a new form of stock option award agreement for option grants to executive officers (the “Option Award Agreement”), (iii) a new form of restricted stock unit award agreement for grants of restricted stock units to non-employee directors (the “Director RSU Agreement”), and (iv) a new form of stock option award agreement for option grants to non-employee directors (the “Director Option Agreement” and, collectively with the RSU Award Agreement, Option Award Agreement, and Director RSU Agreement, the “Award Agreements”). Each of the Award Agreements has material terms that are substantially similar to those in the forms of award agreements last approved by the Board and previously disclosed by the Company except that the format of the agreements has been updated and the Company has made certain ministerial and conforming changes.

Such descriptions of the terms of the new forms of each of the Award Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the new form of Award Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 hereto and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 23, 2020, the Company held its 2020 Annual Meeting of Stockholders. A quorum was present at the meeting as required by the Company’s Bylaws. The results of voting for each matter submitted to a vote of stockholders at the meeting are as follows.

Proposal 1: Election of Directors

The ten director nominees were elected to serve as directors until the 2021 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, by the votes set forth below.

Nominee	For	Against	Abstain	Broker Non-Votes
Kristina A. Cerniglia	21,759,788	271,122	7,230	1,117,459
Tzau-Jin Chung	21,010,250	1,010,241	17,649	1,117,459
Cary T. Fu	21,498,581	532,153	7,406	1,117,459
Maria C. Green	21,989,078	41,800	7,262	1,117,459
Anthony Grillo	21,154,637	865,848	17,655	1,117,459
David W. Heinzmann	21,659,394	371,204	7,542	1,117,459
Gordon Hunter	21,168,349	852,232	17,559	1,117,459
John E. Major	20,761,075	1,259,504	17,561	1,117,459
William P. Noglows	20,842,822	1,177,642	17,676	1,117,459
Nathan Zommer	21,283,767	746,680	7,693	1,117,459

Proposal 2: Advisory Vote on Compensation of Named Executive Officers

The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers, by the votes set forth below.

For	Against	Abstain	Broker Non-Votes
20,505,719	1,183,534	348,887	1,117,459

Proposal 3: Approval and Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Auditors

The appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 26, 2020 was approved and ratified, by the votes set forth below.

For	Against	Abstain
23,120,554	18,227	16,818

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Restricted Stock Unit Award Agreement (Tier I) under the Littelfuse, Inc. Long-Term Incentive Plan.
10.2	Form of Option Award Agreement (Tier I) under the Littelfuse, Inc. Long-Term Incentive Plan.
10.3	Form of Restricted Stock Unit Award Agreement (Non-Employee Director) under the Littelfuse, Inc. Long-Term Incentive Plan.
10.4	Form of Option Award Agreement (Non-Employee Director) under the Littelfuse, Inc. Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LITTELFUSE, INC.

Date: April 24, 2020	By: /s/ Ryan K. Stafford
Ryan K. Stafford Executive Vice President, Chief Legal and Human Resources Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Award Agreement (Tier I) under the Littelfuse, Inc. Long-Term Incentive Plan.
10.2	Form of Option Award Agreement (Tier I) under the Littelfuse, Inc. Long-Term Incentive Plan.
10.3	Form of Restricted Stock Unit Award Agreement (Non-Employee Director) under the Littelfuse, Inc. Long-Term Incentive Plan.
10.4	Form of Option Award Agreement (Non-Employee Director) under the Littelfuse, Inc. Long-Term Incentive Plan.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.